UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

STERIS plc

(Exact Name of Registrant as Specified in Charter)

Ireland	001-38848	98-1455064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Sir John Rogerson’s Quay
Dublin 2, Ireland
(Address of Principal Executive Offices)

+353 1 232 2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares. $0.001 par value	STE	New York Stock Exchange
2.700% Senior Notes due 2031	STE/31	New York Stock Exchange
3.750% Senior Notes due 2051	ST/51	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

At STERIS plc’s (the “Company”) 2022 Annual General Meeting of Shareholders (“Meeting”) held on July 28, 2022, shareholders voted on the matters specified below, with the final voting results as specified. According to the certified list of shareholders, there were 100,080,031 Ordinary Shares of the Company outstanding and entitled to vote at the Meeting. There were present at the Meeting, in person or by proxy, the holders of 90,551,193 Ordinary Shares or 90.48% of the outstanding Ordinary Shares of the Company, constituting a quorum.

1.	The nominees named below were re-elected to the board of directors of the Company (the “Board of Directors”), each for a one-year term, and the results of the vote were as follows:

Nominee	Votes for	Votes against	Abstentions	Broker non-votes
Richard C. Breeden	81,621,050	5,422,850	390,418	3,116,875
Daniel A. Carestio	86,010,378	1,313,188	110,752	3,116,875
Cynthia L. Feldmann	81,671,567	5,446,911	315,840	3,116,875
Christopher S. Holland	86,303,049	837,836	293,433	3,116,875
Dr. Jacqueline B. Kosecoff	50,325,898	36,856,490	251,930	3,116,875
Paul E. Martin	85,030,091	2,145,854	258,373	3,116,875
Dr. Nirav R. Shah	86,150,710	982,015	301,593	3,116,875
Dr. Mohsen M. Sohi	82,629,391	4,550,934	253,993	3,116,875
Dr. Richard M. Steeves	86,057,087	1,118,240	258,991	3,116,875

2.	The results of a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2023 were as follows:

Votes for	82,534,257
Votes against	7,884,031
Abstentions	132,905

3.

The results of a proposal to appoint Ernst & Young Chartered Accountants as the Company’s statutory auditor under Irish law to hold office until the conclusion of the Company’s next Annual General Meeting were as follows:

Votes for	82,688,705
Votes against	7,727,717
Abstentions	134,771

4.

The results of a proposal to authorize the Board of Directors of the Company or the Audit Committee of the Board of Directors to determine the remuneration of Ernst & Young Chartered Accountants as the Company’s statutory auditor under Irish law were as follows:

Votes for	88,840,271
Votes against	1,553,461
Abstentions	157,461

5.

The results of a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Company’s proxy statement dated June 14, 2022, were as follows:

Votes for	83,487,034
Votes against	3,718,395
Abstentions	228,889
Broker non-votes	3,116,875

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By	/s/ J. Adam Zangerle
J. Adam Zangerle
Senior Vice President, General Counsel and Company Secretary

Dated: July 29, 2022